UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Deborah C. Wright will retire from the Board of Directors of the Company and Carver Federal Savings Bank effective January 1, 2017. Ms. Wright has served as a director since 1999 and is currently non-executive Chairman.

Robert R. Tarter will replace Deborah C. Wright as non-executive Chairman of the Board of Directors of the Company and Carver Federal Savings Bank effective January 1, 2017. Mr. Tarter has served as a director since 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: December 14, 2016

BY:	/s/Michael T. Pugh
Michael T. Pugh
President and Chief Executive Officer